UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2006

NN, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23486	62-1096725
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

2000 Waters Edge Drive Johnson City, Tennessee	37604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (423)743-9151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

Furnished as Exhibit 99.1 is a copy of the earnings release of NN, Inc. reporting results for the third quarter and nine months ended September 30, 2006.

Item 9.01.  Financial Statements and Exhibits.

    (c)  Exhibits.

    The following exhibit is furnished pursuant to Item 2.02, is not considered "filed" under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any of the previous or future filings of NN, Inc. under the Securities Act of 1933, as amended, or the Exchange Act:

Exhibit
Number                    Description of Exhibit

99.1        Press Release of NN, Inc. dated October 30, 2006.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NN, INC.

Date: November 1, 2006	By:	/s/ William C. Kelly, Jr.

Title: Vice President and Chief Administrative Officer